EXHBIT 99.1

[DHB LOGO GOES HERE]

                         NEWS FROM DHB INDUSTRIES INC.
                 400 Post Avenue, Suite 303, Westbury, NY 11590
              T: 516/997-1155 F:516/997-1144 www.dhbindustries.com

                                COMPANY CONTACT:        Dawn Schlegel, CFO
                                                        516/997-1155
                                                        dschlegel@dhbt.com

FOR IMMEDIATE RELEASE


                     DHB WILL DELAY FILING OF ITS FORM 10-K
                      FOR THE YEAR ENDED DECEMBER 31, 2005

Westbury, New York, March 31, 2006. DHB Industries Inc. (AMEX:DHB) announced today that the filing of its Form 10-K for the year ended December 31, 2005 will be delayed beyond the Securities and Exchange Commission's filing deadline, which was previously extended for the designated 15-day period by the Company's filing of Form 12b-25 on March 16, 2006. The previously reported delay was principally due to the time and effort required to ensure the reasonableness of estimates and the accuracy of reported inventory levels and resulting gross profit and income levels for 2005. The Company is being assisted by consultants with expertise in finance and cost accounting. The Company has not yet completed this analysis. The Company believes that this analysis could result in restatement of the reported results for one or more of the first three quarters of 2005, including restatement of the amount of the inventory written off in the third quarter. Pending conclusion of this analysis, such quarterly financial statements should not be relied upon. To date, the Company has identified adjustments of inventory, both positive and negative, that are individually material to each quarter. However, the cumulative net effect of adjustments has not yet been determined. The Company intends to file its Form 10-K as soon as practicable and is working diligently to do so.

ABOUT DHB INDUSTRIES INCORPORATED

DHB Industries Inc.'s Armor Group is in the protective body armor industry. Its highly recognized subsidiaries, Point Blank Body Armor Inc. (www.pointblankarmor.com) and Protective Apparel Corporation of America (PACA) (www.pacabodyarmor.com), are focused on the design, manufacture, and distribution of bullet resistant and protective body armor for military, law enforcement, and corrections in the U.S. and worldwide. DHB Sports Group produces and markets a comprehensive line of athletic supports and braces which are merchandised through national superstore chains as well as through private label distributors.

DHB maintains facilities in Westbury, NY, Deerfield Beach, FL, Oakland Park, FL, Pompano Beach, FL, Jacksboro, TN and Arlington, VA. To learn more about DHB Industries Inc., visit the website at (www.dhbindustries.com).



SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995: THE STATEMENTS WHICH ARE NOT HISTORICAL FACTS CONTAINED IN THIS PRESS RELEASE ARE FORWARD-LOOKING STATEMENTS, WHICH ARE BASED LARGELY ON THE COMPANY'S EXPECTATIONS AND ARE SUBJECT TO VARIOUS BUSINESS RISKS AND UNCERTAINTIES,
CERTAIN OF WHICH ARE BEYOND THE COMPANY'S CONTROL. WORDS SUCH AS "EXPECTS," "ANTICIPATES," "TARGETS," "GOALS," "PROJECTS," "INTENDS," "PLANS," "BELIEVES," "SEEKS," "ESTIMATES," VARIATIONS OF SUCH WORDS, AND SIMILAR EXPRESSIONS ARE INTENDED TO IDENTIFY SUCH FORWARD-LOOKING STATEMENTS. THESE FORWARD-LOOKING

STATEMENTS ARE ONLY PREDICTIONS THAT SPEAK AS OF THE DATE HEREOF AND ARE SUBJECT TO RISKS, UNCERTAINTIES AND ASSUMPTIONS THAT ARE DIFFICULT TO PREDICT. THEREFORE, ACTUAL RESULTS MAY DIFFER MATERIALLY AND ADVERSELY FROM THOSE EXPRESSED IN ANY FORWARD-LOOKING STATEMENTS. FACTORS THAT MIGHT CAUSE OR CONTRIBUTE TO SUCH DIFFERENCES INCLUDE, BUT ARE NOT LIMITED TO, THOSE DISCUSSED IN OUR REPORTS ON FILE WITH THE SECURITIES AND EXCHANGE COMMISSION. YOU ARE CAUTIONED NOT TO PLACE UNDUE RELIANCE ON THESE FORWARD- LOOKING STATEMENTS THAT SPEAK ONLY AS OF THE DATE HEREOF. WE UNDERTAKE NO OBLIGATION TO REVISE OR UPDATE PUBLICLY ANY FORWARD-LOOKING STATEMENTS TO REFLECT ANY CHANGE IN THE EXPECTATIONS OF OUR MANAGEMENT WITH REGARD THERETO OR ANY CHANGE IN EVENTS, CONDITIONS, OR CIRCUMSTANCES ON WHICH ANY SUCH STATEMENTS ARE BASED.